                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               IntelliCorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   INTELLICORP


                                INTELLICORP, INC.
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 6, 1996


To the Stockholders of IntelliCorp, Inc.:

         The Annual Meeting of Stockholders of IntelliCorp, Inc. (the "Company") will be held at the offices of the Company, 1975 El Camino Real West, Mountain View, California, on December 6, 1996 at 9:00 a.m. local time for the following purposes:


            1. To elect four directors to hold office until the next annual meeting of stockholders and until their successors are elected.

            2. To approve an amendment to the Company's 1991 Stock Option Plan to increase the number of shares available for issuance thereunder by 1,000,000.

            3. To transact such other business as properly may come before the meeting, or any adjournment or postponements of the meeting.


     Only stockholders of record at the close of business on October 15, 1996 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS,




                                       Kenneth H. Haas, Director and President

Mountain View, California
October 21, 1996




                                    IMPORTANT

               WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN
              PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.
                         THANK YOU FOR ACTING PROMPTLY.

                                  INTELLICORP


                               INTELLICORP, INC.
                            1975 El Camino Real West
                      Mountain View, California 94040-2216
                                 (415) 965-5500


To the Stockholders of IntelliCorp, Inc.:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of IntelliCorp, Inc., a Delaware corporation ("IntelliCorp" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time on December 6, 1996 at the offices of the Company, 1975 El Camino Real West, Mountain View, California. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 21, 1996.

     Only stockholders of record at the close of business on October 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 12,396,512 shares of its Common Stock, par value $.001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     Solicitation of proxies may be by directors, officers and other employees of the Company by personal interview, telephone or telegraph. Costs of solicitation will be borne by the Company.

                               PROPOSAL NUMBER ONE
                      NOMINATION AND ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

     The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is presently set at five. Proxies cannot be voted for more than five directors at the Annual Meeting. The present term of office of all directors will expire at the Annual Meeting.

     Four directors are nominated to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected. All of the nominees are currently directors of the Company. The Company proposes to operate with one vacancy on the Board. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The following table indicates the name and age of each nominee, all positions with the Company held by the nominee, and the year during which the nominee first was elected a director.

             Name                  Age         Position with Company        Director Since
             ----                  ---         ---------------------        --------------

Kenneth H. Haas                     45         Director and President            1993

Katharine C. Branscomb (2)          40               Director                    1988

Joseph A. Graziano (1)(2)           52               Director                    1985

Norman J. Wechsler (1)(2)           51               Director                    1996

--------------------

(1)  Compensation and Stock Option Committee Member

(2)  Audit Committee Member


BUSINESS EXPERIENCE OF NOMINEES

     Kenneth H. Haas has been a Director of the Company since 1993. Mr. Haas was appointed President of IntelliCorp in October 1992. He joined the Company in 1983 as General Counsel, became Vice President and Secretary in March 1984 and was appointed Vice President, Finance and Chief Financial Officer in January 1990. Mr. Haas received his B.A. from Harvard College in 1972, his J.D. from Harvard Law School in 1976, and attended the Harvard Business School Advanced Management Program in 1989.

     Katharine C. Branscomb has been a Director of the Company since 1988. She is currently a consultant and Senior Business Advisor to Interval Research in Palo Alto, California and a director of Ariat Corporation. From October 1992 to November 1995, she was Senior Vice President of Business Development for Lotus Development Corporation and, in that capacity, served a principal role in the sale of Lotus to IBM in June 1995. From November 1991 until joining Lotus, Ms. Branscomb was the Chief Executive Officer of IntelliCorp, Inc. She had previously held the position of Chief Operating Officer since late 1988. Prior to joining IntelliCorp, Ms. Branscomb was Senior Vice President of Sales and Marketing at Aion Corporation, founding principal and Vice President of Metaphor Computer Systems and a consultant with the Boston Consulting Group, Inc.

     Joseph A. Graziano has been a Director of the Company since 1985. In 1981, Mr. Graziano joined Apple Computer, Inc. as Chief Financial Officer and served in that position until 1985. After a two-year sabbatical, followed by two years as CFO at Sun Microsystems, he rejoined Apple in 1989 as Senior Vice President and Chief Financial Officer. Later, Mr. Graziano was appointed Executive Vice President and was elected to Apple's Board of Directors in 1993. Mr. Graziano resigned from Apple's Board in October 1995 and left Apple at the end of 1995. Mr. Graziano was Treasurer at ROLM Corporation from 1976 until joining Apple in 1981, and held accounting positions with other technology companies in Silicon Valley. Mr. Graziano is also a Director of Pixar Animation Studios.

     Norman J. Wechsler has been a Director of the Company since September 1996. Since 1963 he has been Chairman and President of Wechsler & Co., Inc., a broker-dealer specializing in convertible and related securities. The firm is a member of the NASD and SIPC.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors has a Compensation and Stock Option Committee and an Audit Committee. The Compensation and Stock Option Committee met three times during the last fiscal year. The functions of this Committee are to review and approve management compensation and to administer the Company's stock option plans.

     The Audit Committee met four times during the last fiscal year. The functions of the Audit Committee are to recommend to the Board the firm of independent auditors to serve the Company, to review the scope, fees and results of the audit by the independent auditors and to review the internal control procedures of the Company.

     The Board of Directors does not have a nominating committee.

     The Board of Directors met six times and acted one time by unanimous written consent during the last fiscal year. No director participated in fewer than 75% of the total number of meetings of the Board and all committees of the Board on which he served that were held during the period, other than Mr. Landry, who participated in 62% of the total number of meetings of the Board and all committees of the Board on which he served that were held during the period.

COMPENSATION OF DIRECTORS

     The Company's 1991 Nonemployee Directors Stock Option Plan (the "Directors Plan") provides that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 15,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, each such option will be exercisable in full six months after the date of grant. The shares issuable upon exercise of an option are subject to a right of repurchase by the Company at the exercise price per share. Such repurchase right expires as to twenty-five percent (25%) of the total number of shares subject to the option six months after the date of grant, and expires as to an additional twelve and one-half percent (12.5%) per quarter, with full vesting over two years. Under the Directors Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company who is neither an officer nor an employee of the Company an NQO to purchase 5,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option will be exercisable in full six months after the date of grant. These options will fully vest two years after the date of grant in the same manner described above. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years.

     An aggregate of 10,000 options were granted to nonemployee directors under the Directors Plan during the fiscal year ended June 30, 1996. Pursuant to an agreement with the Company regarding options granted while she was an executive officer of the Company, Katharine C. Branscomb did not receive options under the Directors Plan in fiscal year 1996.

     All nonemployee directors of the Company have the right to receive an annual fee of $15,000 for their services as directors. During fiscal 1996, all nonemployee directors elected to waive payment of such fees and to credit a portion of such waived fees to reduce the exercise price of options granted under the Directors Plan except Katharine C. Branscomb who is not eligible pursuant to the agreement mentioned above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1996, there has been no failure by any of its officers, directors or 10 percent shareholders to file on a timely basis any reports required by Section 16(a).

                           BENEFICIAL STOCK OWNERSHIP

     The following table sets forth as of August 30, 1996: (i) the name and address of each person who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding Common Stock; (ii) the total number of shares beneficially owned by such person; and (iii) the percentage of the outstanding Common Stock so owned. The information relating to ownership of shares is based upon information furnished by the beneficial owner.

              Name and Address               Number of Shares           Percent of Class
              ----------------               ----------------           ----------------

     SAP AG                                      1,736,263                    14.0%
       Postfach 1461
       D-69185, Walldorf, Germany

     James T. Martin (1)                          846,000                     6.8%
       Tuppeny House
       Tuckerstown, Bermuda

     Norman J. Wechsler(2)                       2,776.738                    19.5%
       105 South Bedford Road
       Mt. Kisco, NY 10549

-----------------

(1)  Includes warrants to purchase 350,000 shares of Common Stock.

(2) Includes 573,342 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 29,000 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, and 2,109,396 shares of Common Stock, including 629,032 shares of Common Stock issuable upon conversion of Convertible Notes in the outstanding principal amount of $1,175,000, 758,064 shares issuable upon conversion of Preferred Stock and 470,000 shares issuable upon exercise of warrants.

     The following table sets forth as of August 30, 1996, beneficial Common Stock ownership information concerning: (i) all current directors and nominees;
(ii) each executive officer named in the Summary Compensation Table; and (iii) all directors and executive officers as a group. Each person has sole investment and voting power with respect to the shares indicated, except as otherwise set forth in the footnotes to the table.

                                                           Number of     Percent of
                    Name                                   Shares (1)     Class (1)
                    ----                                   ----------     ---------

         Kenneth H. Haas                                     278,780        2.20%

         Katharine C. Branscomb                              165,347        1.32%

         Joseph A. Graziano                                   56,908          *

         John B. Landry                                       52,625          *

         Norman J. Wechsler                                2,776,738(2)     19.5%

         Gary Fine                                           157,987        1.26%

         Nancy J. Hilker                                      32,375          *

         Martin N. Hollander                                  79,869          *

         Colin Bodell                                          1,100          *

         David J. Loeb                                        18,500          *

         All  executive officers as a group (8 persons)      575,705(3)     4.44%(3)

          * Less than 1%

(1) Assumes that the person has exercised, to the extent exercisable and not subject to repurchase on or after October 30, 1996, all options to purchase Common Stock held by him or her and that no other person has exercised any outstanding options.

(2) Includes 573,342 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 29,000 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, and 2,109,396 shares of Common Stock, including 629,032 shares of Common Stock issuable upon conversion of Convertible Notes of the outstanding principal amount of $1,175,000, 758,064 shares issuable upon conversion of Preferred Stock and 470,000 shares issuable upon exercise of warrants.

 (3) Based on the number of shares outstanding as of August 30, 1996, plus 519,962 shares which executive officers as a group have the right to acquire prior to October 30, 1996 through the exercise of options which were granted pursuant to the Amended and Restated 1982 Stock Option Plan and the 1991 Stock Option Plan and which are not subject to repurchase after that date.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid by the Company for services rendered in all capacities during the three most recent fiscal years to the following executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                  ANNUAL COMPENSATION                   COMPENSATION
                                                  -------------------                   ------------

        Name and                         Year           Salary           Bonus       Securities Underlying
       Principal                         Ended            $                $           Options/SARs (#)
        Position                        June 30          ---              ---        ----------------------
        --------                        -------

Kenneth H. Haas                          1996          $150,000             -0-                 -0-
Director and President                   1995          $143,333        $ 75,000                 -0-
                                         1994          $130,000             -0-                 -0-

Nancy J. Hilker                          1996(1)       $117,500        $  2,500              20,000
Chief Financial Officer                  1995          $101,449

Martin N. Hollander                      1996(2)       $118,394        $ 15,000             125,000
Vice President, Marketing and
Business Development

Colin Bodell                             1996(4)       $ 75,000        $ 25,000             100,000
Vice President, Product
Development and Engineering
Services

David J. Loeb                            1996(2)       $105,000        $ 19,250              40,000
Managing Director, Consulting
and Training Services

Paul Sutton                              1996(3)       $ 83,655        $ 49,761                 -0-
Former Vice President                    1995          $150,000        $224,134                 -0-
Worldwide Sales                          1994          $150,000        $135,000                 -0-

Gary Fine                                1996(4)       $130,000             -0-                 -0-
Managing Director,                       1995          $126,666        $ 65,000                 -0-
Product Development and
Engineering Services

--------------------
(1) Ms. Hilker was appointed an executive officer of the Company in August 1994 and left the Company on September 3, 1996.
(2) Mr. Hollander and Mr. Loeb were appointed executive officers of the Company in 1996.
(3)  Mr. Sutton left the Company in January 1996.
(4) Mr. Fine was appointed an executive officer of the Company in August 1994. Mr. Fine remains an employee of the Company but was replaced as executive officer by Mr. Bodell in January, 1996.

     In October 1991, the Company executed an agreement with Mr. Haas which provides for a severance payment equal to one year's salary if his employment is terminated without cause. In August 1992, the Company executed an agreement with Mr. Sutton which provides for a severance payment of $50,000 if his employment is terminated without cause. No payment was made to Mr. Sutton in respect to this agreement in 1996. In October 1992, the Company executed an agreement with Mr. Fine which provides for a severance payment equal to one year's salary if his employment is terminated without cause.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding stock option grants during fiscal year 1996:

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                 PERCENT                                          POTENTIAL REALIZABLE
                                                  TOTAL                                                 VALUE AT
                             NUMBER OF         OPTIONS/SARS                                           ASSUMED RATES
                             SECURITIES         GRANTED TO                                           OF STOCK PRICE
                             UNDERLYING         EMPLOYEES        EXERCISE OR                        APPRECIATION FOR
                            OPTION/SARS       IN FISCAL YEAR      BASE PRICE      EXPIRATION         OPTION TERM(5)
         NAME(2)             GRANTED(4)            1996           ($/SHARES)         DATE            5%          10%
         -------             ----------            ----           ----------         ----            --          ---

Nancy J. Hilker                20,000               3%              $2.750          12/3/96(3)    $ 34,613     $ 87,730

Martin N. Hollander           100,000              16%              $2.375          7/29/05       $149,466     $378,836
                               25,000               4%              $1.250         12/30/05       $ 19,667     $ 49,847

Colin Bodell                  100,000              16%              $1.250         12/30/05       $ 78,666     $199,387

David J. Loeb                  40,000               7%              $2.750          8/12/05       $ 69,226     $175,461


     (1) No SAR grants were made to any named executive officer during the year ended June 30, 1996.

     (2) Messrs. Haas, Sutton, and Fine received no option grants during the year ended June 30, 1996.

     (3) Ms. Hilker resigned September 3, 1996 and, in accordance with the 1991 Stock Option Plan, all unexercised options expire 90 days thereafter.

     (4) The options have a term of 10 years and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of 4 years. Payment by the optionee on exercise of options may be in cash, by a full recourse promissory note, or by tender of shares. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

     (5) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding option exercises during fiscal year 1996 and options outstanding as of June 30, 1996:

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES (1)

                           SHARES                                NUMBER OF                       VALUE OF UNEXERCISED
                          ACQUIRED                         SECURITIES UNDERLYING                     IN-THE-MONEY
                             ON           VALUE             UNEXERCISED OPTIONS               OPTIONS AT FISCAL YEAR-END
         NAME             EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE (2)        EXERCISABLE/UNEXERCISABLE(2)(3)
         ----             --------      --------       -----------------------------        -------------------------------

Kenneth H. Haas              -0-         $ -0-                 276,118 / -0-                         $583,420/ -0-

Nancy J. Hilker              -0-           -0-                 25,500/31,250                       $38,906/ $16,719

Martin J. Hollander          -0-           -0-                  -0- /125,000                        -0- / $121,875

Colin Bodell                 -0-           -0-                  -0- /100,000                        -0- / $187,500

David J. Loeb                -0-           -0-                  7,375/46,625                        $7,594/ $26,402

Paul Sutton                103,573       $69,026                 -0- / -0-                             -0- / -0-

Gary Fine                    -0-         $ -0-                155,000 / 15,000                     $280,625/ $33,750

--------------------

(1)  No SAR grants were outstanding at June 30, 1996.

(2) All options included in the table are immediately exercisable at the exercise price upon issuance, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination, which right of repurchase expires over a period of time or upon achievement of certain milestones. Options identified as "Unexercisable" in the table were subject to a right of repurchase as of fiscal year end.

(3)  Based on a closing share price of $3.125 at fiscal year end.

                               PROPOSAL NUMBER TWO
               APPROVAL OF AMENDMENT OF THE 1991 STOCK OPTION PLAN

BACKGROUND

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1991 Stock Option Plan (the "1991 Option Plan") to increase the number of shares available under the 1991 Option Plan by 1,000,000.

DESCRIPTION OF THE AMENDMENT

     The proposed amendment to the 1991 Option Plan was approved by the Board of Directors, subject to stockholder approval, to increase the number of shares available for grant under the 1991 Option Plan and thereby strengthen the Company by providing added incentive to officers, employees, and consultants for high levels of performance and unusual efforts required to increase the earnings of the Company. Stock options are generally used by technology companies to create such incentives, particularly technology companies in Silicon Valley with which the Company competes directly for employees and consultants. The Company believes that the ability to grant stock options is extremely important to attract, retain, and motivate the individuals essential to the Company's long-term growth and financial success.

     The Board of Directors believes that it is in the best interests of the Company to amend the 1991 Option Plan to increase the number of shares available for grant by one million. As of August 30, 1996, there were outstanding options to purchase 1,337,776 shares, leaving available for future grant options to purchase only 307,082 shares for a total of 1,644,858 common shares reserved for exercise of stock options granted under the 1991 Option Plan(1). If the amendment to the Plan as proposed is not adopted, the Company will not have a sufficient number of options available for grant to current and anticipated future employees. Currently, the number of shares reserved for issuance under the 1991 Plan constitutes approximately 9.8% of the outstanding shares of the Common Stock of the Company as of August 30, 1996, on a fully dilutive basis(2). If the 1991 Option Plan is amended as proposed, the number of shares reserved for issuance would equal approximately 15.8%. This percentage is in line with historical levels for the Company.

DESCRIPTION OF THE 1991 OPTION PLAN

     In December 1991, the Board of Directors adopted the 1991 Option Plan. The 1991 Option Plan was approved by stockholders in February 1992. The 1991 Option Plan authorizes the granting of incentive stock options ("ISOs") to employees (including employees who are officers and directors) and nonqualified options ("NQOs") to officers, employees, and consultants to purchase authorized, but unissued, shares of the Company's Common Stock. The number of shares reserved for issuance on exercise of options granted or to be granted under the 1991 Option Plan, without giving effect to the proposed amendments, is 1,644,858. As of August 30, 1996, the Company had approximately 95 employees and 10 consultants eligible to participate in the 1991 Option Plan.

     The 1991 Option Plan is administered by the Compensation and Stock Option Committee (the "Option Committee"), which determines the number of shares for which each option shall be granted, whether the option is an ISO or an NQO, the exercise price of the option, the time and amounts in which the option is exercisable, and the option's other terms and conditions. The President of the Company has been authorized to grant options to purchase not to exceed 10,000 shares to persons who are not executive officers of the Company. No option may be granted under the 1991 Option Plan after December 2001, but outstanding options may extend beyond that date.


-------------------
(1) In addition to the 1991 Option Plan, there are also, 720,994 and 97,500 common shares reserved for the exercise of stock options granted under the 1982 Option Plan and the 1991 Directors Plan, respectively.
(2) Including all converted common equivalent shares from preferred stock, convertible debt, warrants and in the money stock options.

     The exercise price of all ISOs granted under the 1991 Option Plan must be at least equal to the fair market value of the shares covered by the ISO on the date of grant. NQOs may be issued with exercise prices below the fair market value of the Company's Common Stock on the date of grant. The 1991 Option Plan provides that the maximum term of an ISO is ten years and the maximum term of an NQO is ten years plus two days. The exercise price of an ISO granted to an individual then owning stock possessing more than ten percent (10%) of the voting power of the Company's outstanding capital stock must be at least equal to one hundred ten percent (110%) of the fair market value on the date of grant, and the maximum term of such an ISO may not exceed five years. The 1991 Option Plan permits the exercise of options for cash, tender to the Company of shares of Common Stock owned by the optionee and having a fair market value not less than the option exercise price, or such other consideration including, without limitation, full recourse promissory notes, as the Option Committee may approve at the time the option is granted.

     No portion of an ISO shall become exercisable ("vest") if, and to the extent that, such vesting would, together with vesting under all ISOs granted to the optionee after 1986 to acquire stock of the Company (or a parent or subsidiary of the Company, as defined in Section 424 of the Code), occur at a rate in excess of more than $100,000 worth of stock (measured on the grant date(s)) in any calendar year. To the extent this limitation would be exceeded, the vesting of ISOs (or portions thereof) having the highest per share exercise prices will be deferred until the earliest time at which their vesting would not cause the limitation to be exceeded.

     Certain optionees are required to exercise options having an aggregate exercise price of at least $1,000 upon any exercise of an option except the final exercise. There is no limit on the maximum number of options that can be exercised in any year. At the time an option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the optionee is required to make adequate provision for federal and state income and employment tax withholding obligations of the Company, if any, resulting from the exercise. Any optionee who is an officer or director of the Company may elect, subject to the terms of the 1991 Option Plan and the approval of the Option Committee, to have shares of Common Stock withheld or to tender shares to provide for these taxes. The aggregate cash outlay by the Company in connection with this election for all officers is currently limited to $500,000.

     Each option is exercisable at such times as the Option Committee specifies, as set forth in an option agreement signed by the optionee. Options may be exercised for three months after the optionee leaves the Company and, if the optionee's employment is terminated by reason of death, for one year after the optionee's death, but in either case not beyond the original term of the option.

     No option granted under the 1991 Option Plan is transferable by the optionee other than by will or under the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. In the event of a merger of the Company, sale of substantially all of its assets or similar transaction, the Company's repurchase rights with respect to all outstanding options shall expire with respect to twice the number of shares otherwise indicated pursuant to the terms of the options (up to a maximum of 100%), at such time as the Option Committee determines.

     Generally, each Option is exercisable in full immediately upon grant, although options granted to officers or directors are subject to Section 16(b) of the Securities and Exchange Act of 1934 and are not exercisable until six months after the date of grant. The shares of Common Stock issued upon exercise of an option are subject to a right of repurchase by the Company at the exercise price per share. Unless otherwise provided by the Option Committee, such repurchase right expires as to twenty-five percent (25%) of the total number of shares subject to the option on the first anniversary of the grant date and expires as to an additional six and one-quarter percent (6.25%) of such shares at the end of each subsequent three-month period.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

     The following description of federal income tax consequences is based upon current statutes, regulations, and interpretations thereof. Because the applicable rules are complex and because income tax consequences vary depending upon the individual circumstances of each optionee, optionees should consult their personal tax advisors concerning federal, state, local, and foreign income tax consequences associated with their participation in the 1991 Option Plan.

     ISOs granted under the 1991 Option Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "Option Spread") in includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT").

     The Option Spread is measured on the date of exercise and includible in AMTI in the year of exercise unless the shares are subject to the repurchase right or other "substantial risk of forfeiture" (including, in the case of directors and certain officers, any limitations on resale of shares imposed under Section 16(b) of the Securities Exchange Act of 1934) and the optionee does not make an election under Section 83(b) of the Internal Revenue Code with respect to the shares within thirty days after the date of exercise, in which event the Option Spread will be measured on the date of lapse of the substantial risk of forfeiture and will be includible in AMTI at that time.

     Furthermore, if an optionee holds the shares for at least two years from the date of the ISO was granted, and for at least one year from the date the ISO was exercised, any long-term gain for a sale of the shares should be taxable as capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO is exercised or at the time the stock is sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeds the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company should be entitled to a corresponding tax deduction. Gain on a Disqualifying Disposition, in excess of the amount required to be recognized as ordinary income, if any, would be capital gain.

     If an optionee pays for option shares with shares of the Company acquired under an ISO or other qualified stock option ("statutory option stock") the tender of shares is a disqualifying disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under an ISO or other qualified stock option of the Company, then any appreciation in value of the surrendered shares is not taxed upon surrender.

     An optionee is not taxed upon the grant of an NQO. The consequences upon exercise depend upon whether the shares received are subject to a substantial risk of forfeiture ("restricted stock"), including, for example, the Company's repurchase right and, in the case of directors and certain officers, any limitations or resale of shares imposed under Section 16(b) of the Securities Exchange Act of 1934.

     If the shares are not subject to a substantial risk of forfeiture, the optionee will recognize as ordinary income the Option Spread on the date of exercise. If the shares are restricted stock, taxable income is deferred until the risk of forfeiture lapses unless the optionee elects the so-called "Section 83(b) election", to be taxable on the Option Spread on the date of exercise. If the election is not made with respect to restricted stock, any excess of the fair market value of the stock on the date the risk of forfeiture lapses over the exercise price is taxable as ordinary income on that date. The Company is entitled to a deduction equal to the amount of ordinary income recognized by an optionee. Such income is subject to income tax withholding by the Company.

     If shares of Common Stock are delivered in payment of the exercise price of an NQO, the appreciation in value of the surrendered shares is not then taxed. The use of shares previously acquired by exercise of an ISO or other statutory stock option may be a disqualifying disposition of those shares, although the IRS has announced that it is studying this point. It is possible, although the Company believes it unlikely, that election by an optionee to have shares of Common Stock withheld in satisfaction of the optionee's withholding tax obligations upon exercise of an NQO or disqualifying disposition of ISO shares may result in dividend income to the optionee.

     The 1991 Option Plan expires in December 2001, unless earlier terminated by the Board of Directors. The Board may at any time terminate or amend the 1991 Option Plan, provided that without approval of stockholders, there will be: (i) no increase in the total number of shares covered by the 1991 Option Plan; and
(ii) no change in the class of persons eligible to receive options. In any case, no amendment may adversely affect any then-outstanding options or unexercised portion thereof without the optionee's consent unless such amendment is required to enable the option to qualify as an ISO.


The following table shows for each executive officer named in the Summary Compensation Table options granted under the 1991 Stock Option Plan for the year ended June 30, 1996.

                                  PLAN BENEFITS





            Name and Position(1)                       NUMBER OF SHARES
            --------------------                       ----------------

         Nancy J. Hilker                                   20,000
         Chief Financial Officer

         Martin J. Hollander                               125,000
         Vice President, Marketing and
         Business Development

         Colin Bodell                                      100,000
         Vice President, Product
         Development and Engineering
         Services

         David J. Loeb                                     40,000
         Managing Director, Consulting
         and Training Services

         Executive Group:                                  290,000

         Non-Executive Director Group(2)                      0

         Non-Executive Officer Employee
         Group                                             333,800


     (1) Messrs. Haas, Sutton, and Fine received no option grants during the year ended June 30, 1996.

     (2) Nonemployee directors are not eligble to receive option grants under the 1991 Stock Option Plan.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment of the 1991 Option Plan to increase the number of shares of Common Stock available for issuance by 1,000,000. Such approval will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. Copies of the 1991 Option Plan are available by writing to the Company to the attention of Dan Menudier. The Board of Directors recommends a vote "FOR" approval of the amendment of the 1991 Option Plan.

                           INDEPENDENT PUBLIC AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as independent public auditors to audit the financial statements of the Company for the fiscal year ending June 30, 1997. Ernst & Young LLP has acted in such capacity since its appointment in March 1987. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to appropriate questions raised during the Annual Meeting.

FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the fiscal year ended June 30, 1996, containing audited consolidated balance sheets as of the end of each of the past two fiscal years and audited consolidated statements of operations, stockholders' equity and cash flows for each of the past three fiscal years is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting.

STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in fall 1997, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive offices no later than June 14, 1997.

OTHER MATTERS

     The Board knows of no other matters which will be presented to the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this Proxy Statement will be voted in accordance with the judgment of the person or persons holding such proxy.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Kenneth H. Haas, Director and President
Mountain View, California
October 21, 1996

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT
      YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN
            THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                             1991 STOCK OPTION PLAN
                                       OF
                                INTELLICORP, INC.



         1.   PURPOSES OF THE PLAN

              The purposes of the 1991 Stock Option Plan (the "Plan") of Intellicorp, Inc., a Delaware corporation (the "Company"), are to:

              (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

              (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or any Affiliate (as defined below); and

              (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

              Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

         2.   ELIGIBLE PERSONS

              Every person who at the date of grant of an option is an employee of the Company or of any Affiliate of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a director of or consultant to the Company or to any Affiliate of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 425(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

         3.   STOCK SUBJECT TO THIS PLAN

              Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock which may be issued on exercise of options granted pursuant to this Plan is 3,004,778 shares of Common Stock, as set forth on the last page of this Plan. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

         4.   ADMINISTRATION

              (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), or by a committee (the "Committee") of at least two
(2) Board members to which administration of the Plan is delegated (in either case, the "Administrator"), in accordance with the provisions of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b- 3"), or by any successor rule thereto.

              (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options;
(ii) to determine the fair market value of the Common Stock subject to Options;
(iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including, but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option or to defer (with the consent of the optionee) or to accelerate the expiration of any right of repurchase which the Company may have with respect to shares issued or issuable upon exercise of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator (A) may delegate to one or more officers of this corporation the authority to grant Options in an amount not to exceed 10,000 shares of Common Stock to persons other than "executive officers" as defined in the Securities Exchange Act and the rules and regulations thereunder and to determine the fair market value of Common Stock subject to such Options, to determine the exercise price of such Options granted (which need not be identical), including, but not limited to, the time or times at which such Options shall be exercisable, and to determine the terms and provisions of each such Option granted and (B) may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

              (c) All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

          5.  GRANTING OF OPTIONS; OPTION AGREEMENT

              (a) No Options shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

              (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee or both to execute such an agreement shall not invalidate the granting of an Option.

              (c) The agreement shall specify whether each Option it evidences is a NQO or an ISO. However, notwithstanding such designations, if the aggregate fair market value of the shares under Options designated as ISOs would become exercisable for the first time by any optionee at a rate in excess of $100,000 in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Administrator, the exercisability of ISOs (or portions thereof) having the highest per share exercise price shall be delayed until the earliest time at which their exercisability would not cause the $100,000 limitation to be exceeded. For purposes of this Section 5(c), Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option with respect to such shares is granted.

              (d) The Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultant at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment or consulting relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

         6.   TERMS AND CONDITIONS OF OPTIONS

              Each Option granted under this Plan shall be designated as an NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in
Section 6.1. NQOs shall also be subject to the terms and conditions set forth in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section 6.2.

              6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

                   6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the Common Stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend or re-capitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made in: (a) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

                   6.1.2 Corporate Transactions. In connection with an acquisition of the Company affected by a merger, consolidation, sale of all or substantially all of the Company's assets, acquisition of shares, or any like occurrence in which the Company is involved, the repurchase rights of the Company with respect to the shares issued or issuable upon exercise of outstanding Options shall expire with respect to twice the number of shares otherwise indicated pursuant to the terms of the Option (up to a maximum of 100%); provided that if Options have been held less than one year the length of time between the date of grant and the date determined by the Administrator in accordance with the next sentence shall be doubled to determine the number of shares as to which repurchase rights shall expire. The Administrator shall have the authority, in its sole discretion to: (i) determine the time prior to consummation of such acquisition when such increased expiration of repurchase rights shall become effective; and (ii) grant more favorable terms regarding expiration of repurchase rights in connection with the occurrence of any such acquisition.

                   6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable: (a) immediately as of the effective date of the stock option agreement granting the Option; or (b) at such other times as are specified in the written stock option agreement relating to such Option; provided, however, that if the optionee is a director or officer, as those terms are used in Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), such Option may not be exercisable, in whole or in part, at any time prior to the six (6) month anniversary of the date of Option grant. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                   6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                   6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During the life of the optionee, an Option shall be exercisable only by the optionee.

                   6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment: (a) acceptance of the optionee's full recourse promissory note for all or part of the Option price, less the par value per share, which must be paid in cash, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest on debt instruments of such type would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company). In making its determination to accept a promissory note from an employee of the Company, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company; (b) delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any option granted by the Company by delivery of Common Stock, the optionee may not, within six (6) months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (c) any other consideration and method of payment to the extent permitted under Sections 152 and 153 of the Delaware General Corporation Law.

                   6.1.7 Termination of Employment. Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (a) the Expiration Date (as defined in Section 6.1.11); or (b) three (3) months after termination of employment with the Company or any Affiliate (with respect to employees) or three (3) months after the last day served as a consultant to the Company or any Affiliate (with respect to consultants); provided, that an Option shall be exercisable after the date of termination of employment or service as a consultant only to the extent exercisable on the date of termination; and provided further, that if termination of employment or service as a consultant is due to the optionee's death or "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative (or any other person who acquires the Option from the optionee by will or the applicable laws of descent and distribution), may at any time within twelve (12) months after the termination of employment or service as a consultant (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the rights to the extent they were exercisable on the date of the termination. A transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service or other cause duly approved by the Company, shall not be deemed a termination of employment or the consulting relationship for purposes of this Plan.

                   6.1.8 Repurchase of Stock. Unless otherwise provided for by the Administrator in the option agreement, the Common Stock to be delivered pursuant to the exercise of any Option granted to an employee or consultant under this Plan may be subject to a right of repurchase in favor of the Company, with respect to any employee or consultant whose employment or consulting relationship with the Company is terminated, at the Option exercise price per share, and such shares shall be held by the Company in escrow to facilitate the Company's repurchase right. Unless otherwise provided for by the Administrator in the option agreement, the Company's repurchase right shall expire as to 25% of the total amount of the shares subject to the Option on the first anniversary date of the Option grant and shall expire as to an additional 6.25% of such shares on a quarterly basis thereafter. For purposes of the immediately preceding provision, the percentages set forth therein are applicable to full-time employees and the percentage applicable to part-time employees shall be adjusted proportionately to the percentage of full-time employment that such employee is working during the relevant period. Determination of the number of shares subject to such right of repurchase shall be made as of the date the employee's employment by or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee or consultant is thereafter exercised.

                   6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an optionee subject to Section 16(b) of the Exchange Act shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that such election satisfies the following requirements:
(a) such election shall be irrevocable; (b) such election shall be subject to the disapproval of the Administrator at any time; (c) such election may not be made within six (6) months of the grant date of the Option the exercise of which resulted in the tax withholding obligation (the "Related Option"), except that this limitation shall not apply in the event of death or disability of the optionee occurring prior to the expiration of the six (6) month period; and
(d) such election must be made either: (x) at least six (6) months prior to the Tax Date; or (y) prior to or coincident with the date of exercise of the Related Option and within any ten (10) business day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

                   6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

                   6.1.11 Option Term. No ISO shall be exercisable more than ten
(10) years after the date of grant, or such lesser period of time as is set forth in the option agreement, and each NQO granted hereunder shall expire ten
(10) years and two (2) days after the date of grant (the end of the exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). Notwithstanding the foregoing, no ISO granted to a Ten Percent Stockholder (as defined in Section 6.3.1) shall be exercisable more than five (5) years after the date of grant.

                   6.1.12 Limitation on Option Grants. The Company may not grant options under the Plan for more than 500,000 shares to any one participant in any fiscal year.

              6.2 Terms and Conditions to Which Only NQOs Are Subject. The exercise price of a NQO shall be determined by the Administrator and may be less than the fair market value of the Common Stock subject to the Option on the date of grant.

              6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                   6.3.1 Exercise Price. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the Common Stock subject to the Option on the date of grant, except that the exercise price of an ISO granted to any person who owns, directly or by attribution, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of such fair market value.

                   6.3.2 Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a

"disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

         7.   MANNER OF EXERCISE

              (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6 and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised. There is no limit on the number of times Options may be exercised in any calendar year, unless the President of the Company or the Board prescribes such a limit.

              (b) Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An optionee or transferee of an optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate.

         8.   EMPLOYMENT OR CONSULTING RELATIONSHIP

              Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         9.   FINANCIAL INFORMATION

              The Company shall provide to each optionee during the period such optionee holds an outstanding Option a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company's fiscal year during the period Options are outstanding.

         10.  LEGAL REQUIREMENTS

              The Company shall not be obligated to offer or sell any shares upon exercise of any Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the shares of Common Stock covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the shares of Common Stock covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertaking deemed appropriate by the Company to enable the offer and sale of the shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Certificates evidencing shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the option agreements.

         11.  AMENDMENTS TO PLAN

              The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require stockholder approval unless:

              (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes;

              (b) stockholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto; or

              (c) the Board otherwise concludes that stockholder approval is advisable.

         12.  STOCKHOLDER APPROVAL; TERM

              This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called stockholders' meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within twelve (12) months after adoption by the Board. This Plan shall terminate ten
(10) years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without stockholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then outstanding Options.


Plan adopted by the Board of Directors on December 19, 1991.

Plan approved by Stockholders on February 3, 1992.

Amendment to the Plan increasing the number of shares covered to 1,304,778 adopted by the Board of Directors on May 3, 1993 and approved by the Stockholders on November 30, 1993.

Further amendments (not requiring Stockholder approval) approved by the Board of Directors on January 31, 1994 and February 16, 1994.

Amendment to the Plan increasing the number of shares covered to 2,004,778 adopted by the Board of Directors on September 13, 1994 and approved by the stockholders on November 29, 1994.

Amendment to the Plan increasing the number of shares covered to 3,004,778 adopted by the Board of Directors on __________, 1996 [and approved by the stockholders on _____________, 1996].

Total number of shares covered by the Plan:  [3,004,778].

PROXY

                                  INTELLICORP

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoint(s) Kenneth H. Haas and Kenneth A. Czaja, and each of them, with full power of substitution, the lawful attorney and proxy of the undersigned to vote as designated on the reverse side, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of INTELLICORP, INC. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 6, 1996, and at any adjournments or postponements thereof.

                 (Continued and to be signed on the other side)



--------------------------------------------------------------------------------
                            --FOLD AND DETACH HERE--

                                                PLEASE MARK
                                                YOUR PROXY
                                                AS INDICATED
                                                IN THIS EXAMPLE  /X/


Item 1 - To elect as directors Katharine C. Branscomb,
         Joseph A. Graziano, Kenneth H. Haas and Norman J. Wechsler.

        / / FOR all nominees listed (except as indicated below)

        / / WITHHOLD AUTHORITY to vote (as to all nominees)


        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE INDICATED BELOW:

___________________________________________________________________________


Item 2 - To approve an amendment to the Company's 1991 Stock Option Plan to increase the aggregate number of shares authorized for issuance under such Plan by 1,000,000 shares.

         / / FOR        / / AGAINST     / / ABSTAIN


                                This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholders. WHEN NO CHOICE IS INDICATED,
                                THIS PROXY WILL BE VOTED FOR THE NOMINEES
                                LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement

                                PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

Signature(s)_____________________________________Dated:_______________, 1996

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE